UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21221	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19910 North Creek Parkway Bothell, Washington	98011
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Microvision, Inc. (the “Company”) entered into a Securities Purchase Agreement dated as of August 31, 2005 (the “Purchase Agreement”) with Omicron Master Trust (“Omicron”) providing for the sale of 285,714 shares of the Company’s Common Stock (the “Common Shares”) and a warrant to purchase a total of 64,373 shares of the Company’s common stock (the “Warrant”) for an aggregate purchase price of $1,500,000. The Company issued the Common Shares and the Warrant on August 31, 2005 (the “Closing Date”).

The Warrant expires on August 31, 2010. The initial exercise price of the Warrant is $6.50 per share and is subject to adjustment in the event of certain below market and dilutive issuances.

The Company also entered into a Registration Rights Agreement with respect to the issuance of the Common Shares and the Warrant. The Company has agreed to file a registration statement with respect to the Common Shares and the shares of the Company’s common stock issuable under the Warrant as soon as practicable and in any event within 30 days of the Closing Date, and to use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter, and in no event later than 120 days following the Closing Date.

The foregoing description is qualified in its entirety by the terms of the Purchase Agreement, the Registration Rights Agreement and the Warrant attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, which are each incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company issued the Common Shares and the Warrant on August 31, 2005 in a transaction not involving any public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. The terms of the issuance are described in Item 1.01 of this Report and are incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

4.1	Warrant No. 88 to Purchase Common Stock of Microvision, Inc. issued August 31, 2005 to Omicron Master Trust.

10.1	Securities Purchase Agreement dated as of August 31, 2005 by and between Microvision, Inc. and Omicron Master Trust.

10.2	Registration Rights Agreement dated as of August 31, 2005 by and between Microvision, Inc. and Omicron Master Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Thomas M. Walker
Thomas M. Walker
Vice President, General Counsel & Secretary

Date: September 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant No. 88 to Purchase Common Stock of Microvision, Inc. issued August 31, 2005 to Omicron Master Trust.

10.1	Securities Purchase Agreement dated as of August 31, 2005 by and between Microvision, Inc. and Omicron Master Trust.

10.2	Registration Rights Agreement dated as of August 31, 2005 by and between Microvision, Inc. and Omicron Master Trust.